
                                      SCHEDULE TO MONTHLY SERVICER'S CERTIFICATE
                                        MONTHLY PERIOD ENDING December 31, 2001
                                      BANK OF AMERICA, NATIONAL ASSOCIATION (USA)
                                       BA MASTER CREDIT CARD TRUST SERIES 1997-A


1.          The aggregate amount of the Investor Percentage of Collections of Principal Receivables     $97,573,102.13
                                                                                                        --------------

2.          The aggregate amount of the Investor Percentage of Collections of Finance Charge
            Receivables (excluding Interchange)                                                         $ 9,668,792.51
                                                                                                        --------------

3.          The aggregate amount of the Investor Percentage of Interchange                              $   810,003.18
                                                                                                        --------------

4.          The aggregate amount of Servicer Interchange                                                $   547,767.86
                                                                                                        --------------

5.          The aggregate amount of funds on deposit in Finance Charge Account allocable to the
            Series 1997-A   Certificates                                                                $ 9,931,027.83
                                                                                                        --------------

6.          The aggregate amount of funds on deposit in the Principal Account allocable to the
            Series 1997-A  Certificates                                                                 $97,573,102.13
                                                                                                        --------------

7.          The aggregate amount of funds on deposit in the Principal Funding Account allocable to
            the Series 1997-A -Certificates                                                             $92,678,571.00
                                                                                                        --------------

8.          The aggregate amount to be withdrawn from the Finance Charge Account pursuant to
            Section 4.11 and distributed to the Collateral Interest Holder in accordance with
            subsection 5.01 (c)                                                                         $         0.00
                                                                                                        --------------

9.          The excess, if any, of the Required Collateral Interest over the Collateral Interest        $         0.00
                                                                                                        --------------

10.         The Collateral Interest on the Transfer Date of the current calendar month, after giving
            effect to the deposits and withdrawals specified above, is equal to                         $60,000,000.00
                                                                                                        --------------

11.         The amount of Monthly Interest, Deficiency Amounts and Additional Interest payable to the

       (i)  Class A Certificateholders                                                                  $ 1,048,150.59
                                                                                                        --------------
      (ii)  Class B Certificateholders                                                                  $    72,626.66
                                                                                                        --------------
     (iii)  Collateral Interest Holder                                                                  $   113,372.12
                                                                                                        --------------

12.         The amount of principal payable to the

       (i)  Class A Certificateholders                                                                            0.00
                                                                                                        --------------
      (ii)  Class B Certificateholders                                                                            0.00
                                                                                                        --------------
     (iii)  Collateral Interest Holder                                                                            0.00
                                                                                                        --------------

13.         The sum of all amounts payable to the

       (i)  Class A Certificateholders                                                                  $ 1,048,150.59
                                                                                                        --------------
      (ii)  Class B Certificateholders                                                                  $    72,626.66
                                                                                                        --------------
     (iii)  Collateral Interest Holder                                                                  $   113,372.12
                                                                                                        --------------

14.         To the knowledge of the undersigned, no Series 1997-A Pay Out Event or Trust Pay Out
            Event has occurred except as described below:
            None



          IN  WITNESS  WHEREOF,  the  undersigned  has  duly  executed  and  delivered  this  Certificate this  10th  day  of  January,  2002.

          BANK  OF  AMERICA,  NATIONAL  ASSOCIATION  (USA)
          TRANSFEROR  AND  SERVICER


          By:  /s/   Victoria  J.  Jahanbani
             -------------------------------
          Name:      Victoria  J.  Jahanbani
          Title:     Vice  President